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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of report (Date of earliest event reported): AUGUST 29, 2000
                                                          ---------------



                             ASPEN TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)





           Delaware                      0-24786                 04-2739697
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)



                 Ten Canal Park, Cambridge, Massachusetts 02141
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              (Address of principal executive office and zip code)





       Registrant's telephone number, including area code: (617) 949-1000
                                                           --------------


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ITEM 5.  OTHER EVENTS.

On September 5, 2000, we issued a press release announcing our acquisition of ICARUS Corporation. A copy of the press release is filed as Exhibit 5.1 to this report and is incorporated herein by reference. The information contained in the websites cited in the press release is not a part of this report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Business Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

     Exhibit
      Number      Description
     --------     -----------

       5.1 Press release of Aspen Technology, Inc. issued September 5, 2000 announcing the acquisition of ICARUS Corporation.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASPEN TECHNOLOGY, INC.

Date:  September 6, 2000

                                       By:        /s/ LISA W. ZAPPALA
                                          --------------------------------------
                                          Lisa W. Zappala
                                          Senior Vice President and
                                          Chief Financial Officer